EXHIBIT 32.2

        CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 1350

In connection with the Quarterly Report of Black Warrior Wireline Corp. (the Company) on Form 10-Q for the quarter ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Ronald Whitter, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ronald Whitter
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Ronald Whitter
Chief Financial Officer
November 19, 2003